FEDERATED WORLD UTILITY FUND

(A PORTFOLIO OF WORLD INVESTMENT SERIES, INC.)
CLASS F SHARES

SUPPLEMENT TO PROSPECTUS DATED JANUARY 31, 1998.

At a meeting to be held at 5800 Corporate Drive, 3rd Floor, Pittsburgh, Pennsylvania 15237-7000, at 2:00PM (Eastern time) on February 23rd, 1999, shareholders of the Fund will be asked to vote on the change described below. If approved by shareholders, this change will take effect as of February 28th, 1999. Shareholders will be notified if this change is not approved. Please keep this supplement for your records.

            TO APPROVE OR DISAPPROVE A CHARTER AMENDMENT RECLASSIFYING ALL OF THE FUND'S CLASS F SHARES AS CLASS A SHARES.

The Board of Directors has fixed November 25, 1998, as the record date for determination of shareholders entitled to vote at this meeting.



                                                               November 25, 1998





Cusip 981487101
Cusip 981487309
Cusip 981487408
Cusip 981487200
G01174-07